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                                  Exhibit 23.1


                     [LETTERHEAD OF DELOITTE & TOUCHE, LLP]



                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Amendment No. 1 to Registration Statement No. 333-43701 of Biofield Corp. on Form S-3 of our report dated February 18, 1997, appearing in the Annual Report on Form 10-K of Biofield Corp. for the year ended December 31, 1996.



We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ Deloitte & Touche,  LLP

Atlanta, Georgia

February 5, 1998